                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 30, 2005
                                                          --------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

              New York                     0-3319              13-1784308
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    (State or other jurisdiction        (Commission          (IRS Employer
         of incorporation)              File Number)         Identification No.)

                 One Commerce Park, Valhalla, NY                  10595
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                 (Address of Principal Executive Offices)      (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

             On March 30, 2005, the registrant issued a press release announcing the  conclusion  of its review of strategic  alternatives,  and stating that the registrant has determined that the shareholders'  interests would be best served by the registrant continuing to operate as a stand-alone entity.

             For additional information,  reference is made to the press release attached hereto as EXHIBIT 99.01.

Item 9.01.   Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit No.             Exhibits
      -----------             --------

      99.01                   Press Release dated March 30, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DEL GLOBAL TECHNOLOGIES CORP.
                                    -----------------------------
                                            (Registrant)

Date: March 30, 2005
                                    By: /s/ Mark A. Koch
                                        ------------------------------------
                                        Mark A. Koch
                                        Principal Accounting Officer and
                                        Treasurer

                                  EXHIBIT INDEX

Exhibit No.                   Description
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99.01                         Press Release dated March 30, 2005